April 21, 2020 – 9:00am CT Earnings Conference Call First Quarter 2020

Forward-Looking Statements and Non-GAAP Measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks, including the impacts of the novel coronavirus (COVID-19) on the global economy and on our customers, suppliers, employees, operations, business, liquidity and cash flow. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2019 and Form 10-Q for the first quarter of 2020, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found. In addition to financial measures based on U.S. GAAP, Dover provides supplemental non-GAAP financial information. Management uses non-GAAP measures in addition to GAAP measures to understand and compare operating results across periods, make resource allocation decisions, and for forecasting and other purposes. Management believes these non-GAAP measures reflect results in a manner that enables, in many instances, more meaningful analysis of trends and facilitates comparison of results across periods and to those of peer companies. These non-GAAP financial measures have no standardized meaning presented in U.S. GAAP and may not be comparable to other similarly titled measures used by other companies due to potential differences between the companies in calculations. The use of these non-GAAP measures has limitations and they should not be considered as substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. Reconciliations and definitions are included either in this presentation or in Dover’s earnings release and investor supplement for the first quarter, which are available on Dover’s website. 2

Dover Response to the Novel Coronavirus (COVID-19) Pandemic . Mobilized a central crisis response team - up and running since February – Virtual situation room: C-suite, HR, Legal, Finance, IT, Operations meet daily to prioritize actions, resolve escalation items, provide guidance to the field – Specialist sub-teams formed to manage proactive and responsive actions across the portfolio – Daily direct engagement with field management and staff . Enacted centralized protocols for responding to operational issues (site-specific incidents, government shut-down decrees, etc.) with current operating situation – Following CDC, WHO and local government guidelines – Primary focus on workforce health & safety – Enhanced hygiene and cleaning protocols . Extensive attention to IT security protocols and capacity to handle new working patterns . Personal protective equipment sourcing at the center and local business levels; in-house production of face shields and other items . Facility shut-downs in response to government mandates or prevailing demand: – Asia: China - all operations down late Jan-early Feb as mandated, 100% operational by March; Malaysia/India (smaller footprint) shut down in mid/late-March – Europe: Italy – DDP (HQ/manufacturing in Lombardy) down since mid-March; VSG/Maag (satellite facilities) down since late March – US: Largely operational except several small facilities and temporary shutdowns 3

Summary Corporate Q1 Results and Highlights

		Q1 2020	Highlights and Comments
Revenue growth	All-in	-4%	▪ Good performance in DEP, DFS, and DPPS ▪ COVID-19 impact: China and Italy; textiles, auto and foodservice ▪ Majority of Dover portfolio deemed as essential supplier ▪ FX impact: -1%; acquisitions offset dispositions
	Organic[1]	-3%	
Bookings growth	All-in	Flat	▪ Book-to-bill[3]: 1.08 ▪ Backlog[3] +12% Y-o-Y; increase in all segments (DD increase in 4) ▪ Monitoring backlog closely; planning for shipment deferrals into H2
	Organic[1]	+1%	
Segment EBIT margin Y-o-Y improvement	Reported[2]	+430 bps	▪ Margin up on in-flight and new cost containment actions ▪ Product mix (PPS) and productivity (FS) more than offset lost fixed cost absorption of reduced revenue
	Adjusted[1]	+140 bps	
Earnings	Reported	$176M	▪ Reported Y-o-Y growth: +67%
	Adjusted[1]	$203M	▪ Adjusted Y-o-Y growth: +11%
Diluted EPS	Reported	$1.21	▪ Reported Y-o-Y growth: +68%
	Adjusted[1]	$1.39	▪ Adjusted Y-o-Y growth: +12%
Guidance and other activities			▪ 2020 EPS guidance suspended; aim to reinstate next quarter ▪ Agreement to acquire em-tec GmbH (medical/biopharma flow control) signed in Q1 ▪ Sold AMS Chino operations (refrigeration/HVAC services) in March ▪ $1B liquidity available at the end of Q1

(1) Non-GAAP measures (definitions and reconciliations in appendix)
(2) Refer to definition of total segment earnings (EBIT) margin in appendix
(3) See performance measures definitions in appendix

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Q1 2020 Segment Results

Segment	Q1 2020 [1] Revenue ($M) / Organic Change %	Q1 2020 [1] Adj. EBIT % / bps Δ Y-o-Y	Comments
DEP	$408 -2%	17.0% +100 bps	▪ Strength in solid waste handling and aerospace & defense; weakness in automotive, industrial automation and winches ▪ Q1 bookings[2] -3% (-2% organically[2]); book-to-bill[2] 1.02; backlog[2] up 1%
DFS	$360 -3%	15.3% +510 bps	▪ Strong order rates in North America retail fueling (favorable mix); lower demand in Asian and European geographies and fuel transport markets; pushouts in vehicle wash ▪ Q1 bookings[2] +9% (+10% organically[2]), driven by acceleration in EMV compliance. Q1 book-to-bill[2] 1.04; backlog[2] up 14%
DII	$257 -4%	20.2% -80 bps	▪ Textile: operations disruptions and low order rates; Marking & Coding: strengths in consumables, delays in printers and interruptions in services, Asia downtime/softness ▪ Q1 bookings[2] +2% (flat organically[2]); book-to-bill[2] 1.06; backlog[2] up 44% (Systech)
DPPS	$320 -1%	21.9% +300 bps	▪ Slowing demand in industrial pumps and precision components (O&G); Plastics processing as expected/solid; Robust growth in hygienic/biopharma ▪ Q1 bookings[2] flat (+2% organically[2]); book-to-bill[2] 1.16; backlog[2] levered toward H2 in plastics processing, precision components
DRFE	$312 -4%	5.7% -240 bps	▪ Solid bookings but activity slowed in US food retail starting late Q1 as remodels and construction postponed due to peak traffic and local restrictions; soft US foodservice and heat exchangers in Asia/Europe due to production curtailment and COVID-related customer closures ▪ Q1 bookings[2] -6% (-4% organically[2]); book-to-bill[2] 1.14; backlog[2] up 14%

(1) Non-GAAP reconciliations in appendix
(2) See performance measures definitions in appendix

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Q1 2020 Revenue & Bookings Geographic Detail Revenue Change in Organic Revenue(1): -$47M, or -2.7% Organic Rev Growth(1) OTHER 3% (9)% ASIA 9% (19)% EUROPE 22% (7)% 1,725 -8 -10 -12 -4 -14 -23 2 1,656 ($M) Q1 2019 DEP DFS DII DPPS DRFE FX ACQ./ Q1 2020 DISP. (2) Organic OTHER AMER. 8% (5)% Bookings(4) Change in Organic Bookings(4): +$16M, or +0.9% US 58% 4% 1,785 -10 33 1 8 -16 -22 7 1,785 ($M) Q1 2019 DEP DFS DII DPPS DRFE FX ACQ./ Q1 2020 DISP. (3) Organic Q1 2020 % of Revenue Note: $ in millions. Numbers may not add due to rounding (1) Non-GAAP measure (definition and reconciliation in appendix) (3) Acquisitions: $18M, dispositions: $12M 6 (2) Acquisitions: $14M, dispositions: $12M (4) See performance measure definitions in appendix

Q1 2020 Adjusted Segment EBIT and Adjusted Net Earnings Change in Adjusted Segment EBIT (3) +$13M +5% 19.9% 18.4% 15.9% 14.5% 251 66 317 2 17 -3 6 -11 329 -65 264 ($M) ADJ. EBIT D&A (1) ADJ. EBITDA DEP DFS DII DPPS DRFE ADJ. EBITDA D&A (2) ADJ. EBIT Q1 2019 Q1 2020 Change in Adjusted Net Earnings (3) +$21M +11% 12.3% 10.6% 106 3 27 47 182 13 8 0 203 -26 -6 5 176 ($M) GAAP RIGHT ACQ. LOSS ON ADJ. SEGMENT CORP. INT./TAX ADJ. ACQ. RIGHT GAIN ON GAAP EARNINGS SIZING AMORT. ASSETS EARNINGS EBIT EXPENSE EXPENSE EARNINGS AMORT. SIZING SALE OF EARNINGS HELD FOR CHINO SALE Q1 2019 Q1 2020 (1) Depreciation: $31M, Amortization: $35M Note: $ in millions. Numbers may not add due to rounding (2) Depreciation: $31M, Amortization: $34M 7 (3) Non-GAAP measures (definitions and reconciliations in appendix)

Q1 Free Cash Flow $M Q1 ‘20 Q1 ’19 ∆ Net earnings 176 106 +71 Adjustments for (gains) losses(1) (7) 47 -53 D&A 69 68 +1 Change in working capital (112) (138) +25 Change in other(2) (50) (58) +8 Cash flow from operations 76 25 +51 Capex (40) (37) -3 Free cash flow(3) 36 (13) +48 FCF % of revenue(3) 2.2% (0.7%) +290 bps FCF % of adj. earnings(3) 17.6% (6.9%)12.3% +2,450 bps . Margin improvement resulted in stronger absolute FCF Y-o-Y . NWC management led to improved FCF conversion . CapEx increased on “in-flight” committed projects from 2019 (most slated for completion in H1 ’20) Note: Numbers may not add due to rounding (1) Includes gain on disposition and loss on assets held for sale (2) Includes stock-based compensation and changes in other current and non-current assets and liabilities 8 (3) Non-GAAP measures (reconciliation on this slide, definitions in appendix)

Q1 2020: Balance Sheet Update ($ in billions) 2.2x 3.0 . Flexible and conservative capital structure in line with long term objective Prudent 1.4 Leverage(1) . Investment grade credit with “margin of safety” Net Debt LTM ADJ. EBITDA 0.7 0.6 0.5 Extended 0.4 . Extended debt duration (at lower interest) with 0.3 Debt 0.3 redemption of ’20/’21 bonds in late 2019 0.2 (2) Maturities . No maturities until 2025 ’20 ’21 ’22 ’23 ’24 ’25 ’26 ’27 ’28 ’29 ’30 1.0 0.9 Revolver 0.5 . $1B revolver facility in place; $500M drawn in Capacity Improved 0.7 Q1 to pay off commercial paper Liquidity(3) 0.5 Cash . ~$200M M&A spend in Q1’20 0.2 Q1 ’19 Q1 ’20 Note: Numbers may not add due to rounding (1) Net debt and LTM adjusted EBITDA are non-GAAP measures (definitions and reconciliations in appendix) (2) Additional $900M of debt with maturities beyond 2030 ($300M in 2035, $250M in 2038, $350M in 2041). Maturities in ’26 and ’27 are EUR-denominated and translated to USD 9 (3) Q1 ’19 had $345M commercial paper balance, which nets against revolver capacity

Q2 Demand and Operations Status and Outlook

Segment	Demand	Ops	Comments through April
DEP			▪ Demand robust in waste handling solutions and microwave products (defense); backlog in waste handling remains strong for built up units and software (SW Q1 sales/bookings 2x Y-o-Y) ▪ Automotive aftermarket and OEM weak globally (~40% of segment sales), industrial winch market under pressure. Production in these businesses to be curtailed in Q2
DFS			▪ Constructive demand/order rate, especially above-ground and in the US; EMV supportive to-date; China demand remains subdued, pending local budgetary resolutions ▪ Plan to selectively reduce production in Q2 mainly in below ground operations and fluid transfer to manage demand and inventory positions; working to re-start production in vehicle wash
DII			▪ Textile digital printing: Italy operations (HQ and main production) shut-down since mid-March; near-term demand uncertainty given slowdown in textile / fashion / retail, likely to extend until end of 2020; consumables (~35% of sales) slowly re-starting ▪ Marking and coding: FMCG constructive, decline in non-FMCG; Delays in maintenance (printer replacements and services); Consumables strong on FMCG production volumes (~40% of sales)
DPPS			▪ Strength in hygienic and biopharma; industrial and plastics constructive; Slowing upstream, mid/downstream (trajectory depends on $/bbl); Parts and consumables ~25% of segment sales ▪ Strong project backlog levered toward H2; no material order deferral / cancellation ▪ Intermittent curtailments in Q1 due to COVID-19 restrictions, reducing capacity in mid-stream in Q2 through line rate reductions and selected furloughs
DRFE			▪ Food retail: Some (not all) grocers delaying projects amidst peak demand – pent-up demand likely; backlog remains constructive but timing unclear; Material slowing in commercial foodservice ▪ Backlogs strong in heat exchangers (HVAC) and can making equipment (levered to H2) ▪ COVID-19 closures in heat exchangers and food equipment in Q1; planned furloughs in refrigeration, food equipment, and heat exchangers scheduled for Q2 to manage working capital

 - Relative (within Dover portfolio) qualitative assessment of (i) demand trends, visibility, outlook based on datapoints currently available to Dover management; (ii) status of operations (facilities, suppliers, workforce, logistics); subject to change with changing circumstances

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Actions to offset COVID impact

$50M cost take-out on-track; additional cost and balance sheet actions underway

Levers	Comments

SG&A Costs

Adj. SG&A Cost Base[(1)]



T&E / Prof. Fees
Incentive Comp
Other SG&A
Salary & Benefits
407
57
37
131
182
381
52
19
128
182
-6%
Q1 '19
Q1 '20

- Non-essential travel cancelled through end of year (expect larger FY $ contribution)
- Discretionary professional service reduced and under further continuous review
- Lower incentive compensation
- Merit increase delays; Employee furloughs

$50M Cost Out



Achieved in Q1'20
IT
Footprint
Other
13
4
1
8
Majority SG&A and included above

- On pace to execute announced $50M cost-out in 2020

FCF

Capex



200-220
125-150
Initial '20 Guide
Updated '20 Forecast

- ~$100M committed and non-discretionary CapEx
- Reducing initial '20 plan by ~$75M with current outlook; potential to defer additional capex if prolonged/deep downturn

Working Capital



2,074
AR
1,222
Inventory
852
947
1,127
Assets
AP
NWC

- Focus on A/R collections and inventory management balancing availability, prevailing demand and ability to "rebound"
- Expect receivables/payables to remain in balance; can liquidate inventory at faster rate than revenue decline

Note: $ in millions. Numbers may not add due to rounding

(1) Non-GAAP measure (definition and reconciliation in appendix)

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Q2 Conditions and Our Actions

Operations

- Current forecasts indicate Q2 will be the weakest quarter in 2020 for comparative revenue and earnings change
- Despite reasonably healthy backlog Dover will be curtailing operations and/or reducing production capacity across much of the portfolio in Q2 due to four primary factors:
  1. COVID-19 operating restrictions in certain geographies and US states (OPW, SWEP, VSG)
  2. Significantly weakened demand in certain end markets (DDP, VSG, DPC, UB)
  3. Expected shipment deferrals of backlog into H2 as a result of short-term demand changes or inability to gain site access for installs (DFR)
  4. Proactive management of working capital with capacity to catch up in H2 (ESG, VSG, DFR, Maag)

Q2 P&L

- Scheduled curtailments to result in ~$35-40M reduction in fixed cost absorption in the quarter
- ~$50M of offset actions on controllable costs and ~$15M of in-flight "$50M in 2020" initiatives

Q2 Balance Sheet / FCF

- Reductions in inventory to be positive to operating cash flow driven by curtailments at forecasted revenue assumptions
- Dividend (~$70M) to be paid in June
- Outflow for Em-Tech acquisition (~$30M) in Q2

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FY2020 "guideposts"

P&L

- Revenue change: Expect negative FY revenue change, magnitude uncertain and depends on the depth/duration of the health crisis, governmental responses and associated economic downturn, as well as speed/shape of the recovery
- Decremental margin: Target full year ~25-30% all-in with a variety of actions (including corporate); Q2 to be challenged on volume under-absorption
- Quarterly sequence: Expect Q2 to be weakest quarter under current forecast on operations disruptions and negative absorption; incremental improvement through Q4
- Tax rate: 20-22% (unchanged); ~$15M deferred cash payroll taxes into 2021-2022

FCF

- CapEx: Current plan $125-150M (-$75M / -35% vs. original plan); Can flex down further if downturn more extensive or prolonged
- NWC: currently ~$1.1B – will scale-down pro rata to revenue or better, with proactive inventory and collections/payment management
- FCF(1) conversion: Target 100%+ of Adjusted Net Earnings for FY2020
- Share repurchases: suspended
- Dividend: will continue to pay dividend
- M&A: Continue to pursue small bolt-on opportunities in strategic markets

(1) Non-GAAP measure (definition in appendix)

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Appendix 14

Q1 2019 to Q1 2020 Revenue and Bookings Bridges by Segment Revenue Bridge by Segment ($ in millions) DEP DFS DII DPPS DRFE Total Q1 2019 Revenue 419 373 268 330 335 1,725 Organic Growth (8) (10) (12) (4) (14) (47) FX (3) (6) (8) (4) (3) (23) Acquisitions / Dispositions - 3 8 (3) (6) 2 Q1 2020 Revenue 408 360 257 320 312 1,656 Bookings Bridge by Segment ($ in millions) DEP DFS DII DPPS DRFE Total Q1 2019 Bookings 428 343 268 370 377 1,785 Organic Growth (10) 33 1 8 (16) 16 FX (3) (6) (7) (4) (2) (22) Acquisitions / Dispositions 1 4 11 (5) (4) 7 Q1 2020 Bookings 415 373 273 369 355 1,785 Note: Numbers may not add due to rounding 15

Q1 2020 Organic Revenue and Bookings Bridges Q1 2020 Segment Growth Factors Revenue Growth Bookings Growth Organic Engineered Products -1.9% -2.3% Fueling Solutions -2.6% 9.5% Imaging & Identification -4.3% 0.3% Pumps & Process Solutions -1.1% 2.2% Refrigeration & Food Equipment -4.3% -4.2% Total Organic -2.7% 0.9% Acquisitions 0.8% 1.0% Dispositions -0.7% -0.7% Currency translation -1.4% -1.2% Total -4.0% 0.0% Q1 2020 Geographic Revenue Growth Factors Revenue Growth Organic US 3.5% Other Americas -4.7% Europe -7.4% Asia -19.2% Other -8.8% Total Organic -2.7% Acquisitions 0.8% Dispositions -0.7% Currency translation -1.4% Total -4.0% Note: Numbers may not add due to rounding 16

Reconciliation of Q1 2020 Net Earnings to Adj. EBIT and Adj. EBITDA and Calculation of Adj. EBIT Margin and Adj. EBITDA Margin by Segment Q1 2020 ($ in millions) DEP DFS DII DPPS DRFE Total Revenue 408 360 257 320 312 1,656 Net earnings - - - - - 176 Add back: Corporate expense - - - - - 24 Interest expense, net - - - - - 26 Income tax expense - - - - - 37 Segment earnings (EBIT) 69 53 51 66 24 264 EBIT % 16.9% 14.9% 20.1% 20.7% 7.5% 15.9% Adjustments: Rightsizing and other costs - 1 - 4 1 7 Gain on disposition - - - - (7) (7) Adjusted EBIT - Segment 69 55 52 70 18 264 Adjusted EBIT % 17.0% 15.3% 20.2% 21.9% 5.7% 15.9% Adjusted depreciation and amortization expense(1) 10 18 9 16 12 65 Adjusted EBITDA - Segment 80 73 61 86 29 329 Adjusted EBITDA % 19.5% 20.4% 23.6% 27.0% 9.4% 19.9% Note: Numbers may not add due to rounding (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs 17

Reconciliation of Q1 2019 Net Earnings to Adj. EBIT and Adj. EBITDA and Calculation of Adj. EBIT Margin and Adj. EBITDA Margin by Segment Q1 2019 ($ in millions) DEP DFS DII DPPS DRFE Total Revenue 419 373 268 330 335 1,725 Net earnings - - - - - 106 Add back: Corporate expense - - - - - 31 Interest expense, net - - - - - 31 Income tax expense - - - - - 33 Segment earnings (EBIT) 67 37 56 15 25 200 EBIT % 16.0% 10.0% 20.9% 4.5% 7.4% 11.6% Adjustments: Rightsizing and other costs - 1 - - 2 4 Loss on assets held for sale - - - 47 - 47 Adjusted EBIT - Segment 67 38 56 62 27 251 Adjusted EBIT % 16.0% 10.2% 21.0% 18.9% 8.1% 14.5% Adjusted depreciation and amortization expense (1) 10 18 7 18 13 66 Adjusted EBITDA - Segment 78 56 64 80 40 317 Adjusted EBITDA % 18.5% 15.0% 23.7% 24.2% 12.0% 18.4% Note: Numbers may not add due to rounding (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs 18

Reconciliation of Adjusted Net Earnings to Net Earnings and Calculation of Adjusted Diluted EPS under U.S. GAAP ($ in millions, except per share data) Q1 2020 Q1 2019 Net earnings ($) 176 106 Acquisition-related amortization, pre tax 34 36 Acquisition-related amortization, tax impact (8) (9) Rightsizing and other costs, pre tax 8 4 Rightsizing and other costs, tax impact (2) (1) Gain on disposition, pre tax (7) - Gain on disposition, tax impact 2 - Loss on assets held for sale - 47 Adjusted net earnings ($) 203 182 Weighted average shares outstanding – diluted 146 147 Diluted EPS ($) 1.21 0.72 Acquisition-related amortization, pre tax 0.23 0.24 Acquisition-related amortization, tax impact (0.06) (0.06) Rightsizing and other costs, pre tax 0.05 0.03 Rightsizing and other costs, tax impact (0.01) (0.01) Gain on disposition, pre tax (0.04) - Gain on disposition, tax impact 0.01 - Loss on assets held for sale - 0.32 Adjusted diluted EPS ($) 1.39 1.24 Note: Numbers may not add due to rounding 19

Net Debt, Adjusted SG&A and Corporate Last Twelve Months (“LTM”) Adjusted EBITDA LTM Adjusted EBITDA ($ in millions) Q2 '19 Q3 '19 Q4 '19 Q1 '20 LTM Adjusted Segment EBITDA 376 385 371 329 1,461 Less: Corporate expenses (1) (25) (29) (64) (24) (142) Plus: Rightsizing & other costs (1) 1 - 28 1 30 Plus: Corporate depreciation & amortization 2 2 2 2 7 Adjusted Corporate EBITDA 354 359 337 308 1,357 Net Debt Adjusted SG&A ($ in millions) ($ in millions) Q1 '20 Q1 '19 Q1 '20 Short term borrowings 500 SG&A 408 387 Commercial paper - Restructuring (2) (6) Notes payables 500 Adjusted SG&A 407 381 Long-term debt 2,963 Total debt 3,463 Less: Cash and cash equivalents (509) Net debt 2,954 Note: Numbers may not add due to rounding (1) Q4 ‘19 corporate expenses and rightsizing & other costs include a $24M loss on extinguishment of debt 20

Non-GAAP Definitions Definitions of Non-GAAP Measures: Adjusted Net Earnings: is defined as net earnings adjusted for the effect of acquisition-related amortization, rightsizing and other costs, a 2019 loss on assets held for sale and a 2020 gain on disposition. Adjusted Diluted Net Earnings Per Share: is defined as adjusted net earnings divided by average diluted shares. Total segment earnings (EBIT): is defined as net earnings before income taxes, net interest expense and corporate expenses. Total segment earnings (EBIT) margin: is defined as total segment earnings (EBIT) divided by revenue. Adjusted EBIT by Segment: is defined as net earnings before income taxes, net interest expense, corporate expenses, rightsizing and other costs, a 2019 loss on assets held for sale and a 2020 gain on disposition. Adjusted EBIT Margin by Segment: is defined as adjusted EBIT by segment divided by segment revenue. The bps change Y-o-Y is calculated as the difference between adjusted EBIT margin for the current period and the prior period. Adjusted EBITDA by Segment: is defined as adjusted EBIT by segment plus depreciation and amortization, excluding depreciation and amortization included within rightsizing and other costs. Adjusted EBITDA Margin by Segment: is defined as adjusted EBITDA by segment divided by segment revenue. Free Cash Flow: is defined as net cash provided by operating activities minus capital expenditures. Free cash flow as a percentage of revenue equals free cash flow divided by revenue. Free cash flow as a percentage of net earnings equals free cash flow divided by net earnings. Free cash flow as a percentage of adjusted net earnings equals free cash flow divided by adjusted net earnings. Organic Revenue Growth: is defined as revenue growth excluding the impact of foreign currency exchange rates and the impact of acquisitions and dispositions. Adjusted SG&A: is defined as SG&A minus restructuring expenses. Net debt: is defined as total debt minus cash and cash equivalents. LTM Adjusted EBITDA: is defined as adjusted segment EBITDA, less corporate expenses, plus corporate rightsizing and other costs and corporate depreciation and amortization. The tables included in this presentation provide reconciliations of the non-GAAP measures used in this presentation to the most directly comparable U.S. GAAP measures. Further information regarding management’s use of these non-GAAP measures is included in Dover’s earnings release and investor supplement for the first quarter. 21

Performance Measure Definitions Definitions of Performance Measures: Bookings represent total orders received from customers in the current reporting period. This metric is an important measure of performance and an indicator of revenue order trends. Organic Bookings represent total orders received from customers in the current reporting period excluding the impact of foreign currency exchange rates and the impact of acquisitions and dispositions. This metric is an important measure of performance and an indicator of revenue order trends. Backlog represents an estimate of the total remaining bookings at a point in time for which performance obligations have not yet been satisfied. This metric is useful as it represents the aggregate amount we expect to recognize as revenue in the future. Book-to-bill is a ratio of the amount of bookings received from customers during a period divided by the amount of revenue recorded during that same period. This metric is a useful indicator of demand. We use the above operational metrics in monitoring the performance of the business. We believe the operational metrics are useful to investors and other users of our financial information in assessing the performance of our segments. 22